Exhibit 10.6

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED MASTER

REPURCHASE AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of March 30, 2018 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex 2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”), PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“Parlex 2 EUR”, and together with Parlex 2, Parlex 2A, Parlex 2 UK and any other Person when such Person joins as a Seller hereunder from time to time, individually and/or collectively as the context may require, “Seller”), BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2017 (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Original Agreement”);

WHEREAS, Seller and Buyer have entered into that certain First Amendment to Second Amended and Restated Master Repurchase Agreement, dated as of December 21, 2017 (the “First Amendment”; together with the Original Agreement, as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Effective Date and Guarantor acknowledges and agrees as to the provision set forth in Section 3 as of the Effective Date:

1. Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:

(a) The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and the following corresponding definitions are substituted therefor:

“Concentration Limit” shall mean, unless otherwise agreed to in writing by Buyer (including, without limitation, in a Confirmation), the test that shall be satisfied at any applicable date of determination, if the aggregate outstanding Purchase Price with respect to all Purchased Loans which are Participation Interests shall not exceed 33% of the Facility Amount (i) which outstanding Purchase Price for Foreign Purchased Loans shall for purposes of such calculations be converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan as of the related Purchase Date, and (ii) excluding for purposes of such calculation each Participation A-1 issued pursuant to a Participation Agreement for which no Concentration Limit shall be applicable.

“Facility Amount” shall mean, subject to Section 30(j) of this Agreement, $750,000,000; provided that whenever under this Agreement Seller and Buyer are required or otherwise need to calculate availability in U.S. Dollars for a Purchased Loan which is not a U.S. Purchased Loan, then (x) the calculation of the applicable amount in U.S. Dollars for such Purchased Loan shall be based on the Purchase Date Spot Rate (U.S. Dollars) for such Purchased Loan as of the related Purchase Date and (y) the calculation of the applicable amount in U.S. Dollars for Purchased Loans which were previously the subject of Transactions shall be the Purchase Date Spot Rate (U.S. Dollars) as of their respective Purchase Dates.

“Facility Availability Period” shall mean the period commencing on the June 12, 2013 and ending on March 31, 2021 (or if such day is not a Business Day, the next succeeding Business Day). Notwithstanding anything herein to the contrary, at any time during the Facility Availability Period, Seller may request an extension of the Facility Availability Period which extension shall be in Buyer’s sole discretion and subject to terms and conditions determined by Buyer in its sole discretion.

“Purchase Date Spot Rate” shall mean the Purchase Date Spot Date (EUR), the Purchase Date Spot Rate (GBP) or the Purchase Date Spot Rate (U.S. Dollars), as applicable.

(b) The definition of “Euro Amount” in Section 2 of the Repurchase Agreement is hereby deleted in its entirety.

(c) The following defined term is hereby added to Section 2 of the Repurchase Agreement in its appropriate alphabetical location as follows:

“Purchase Date Spot Rate (U.S. Dollars)” shall mean with respect to any Purchased Loan which is not a U.S. Purchased Loan, the Spot Rate for converting the Applicable Currency of such Purchased Loan to U.S. Dollars on the related Purchase Date (which shall be set forth in the applicable Confirmation).

(d) Initiation; Confirmation; Termination; Fees:

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(i) Section 3(a) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to the terms and conditions set forth in this Agreement (including, without limitation, (x) the “Transaction Conditions Precedent” specified in Section 3(b) of this Agreement and (y) Section 4(h) of this Agreement), an agreement to enter into a Transaction shall be made, from time to time, in writing at the initiation of Seller as provided below; provided, however, that (i) the aggregate outstanding Purchase Price at any time for all Purchased Loans shall not exceed the Facility Amount, and (ii) Buyer shall not have any obligation to enter into new Transactions with Seller after the occurrence and during the continuance of a monetary or material non-monetary Default or an Event of Default or after the Facility Availability Period. Seller may, from time to time, submit to Buyer a Transaction Request, in the form of Exhibit VIII attached hereto, for Buyer’s review and approval in order to enter into a Transaction with respect to any Eligible Loan that Seller proposes to be included as Collateral under this Agreement. Upon Buyer’s receipt of a complete Due Diligence Package, Buyer shall have the right to request, in Buyer’s good faith business judgment and in a manner consistent with Buyer’s other master repurchase facilities for comparable assets, additional diligence materials and deliveries with respect to the applicable Eligible Loan, to the extent necessary for Buyer’s underwriting of such Eligible Loan. Upon Buyer’s receipt of the Transaction Request, Due Diligence Package and such additional diligence materials, Buyer shall use commercially reasonable efforts to within five (5) Business Days and following receipt of internal credit approval, either (i) notify Seller of the Purchase Price and the Market Value for the Eligible Loan or (ii) deny Seller’s request for a Transaction. Buyer’s failure to respond to Seller within five (5) Business Days shall be deemed to be a denial of Seller’s request for a Transaction, unless Buyer and Seller have agreed otherwise in writing. Buyer shall have the right to review all Eligible Loans proposed to be sold to Buyer in any Transaction and to conduct its own due diligence investigation of such Eligible Loans as Buyer reasonably determines. Buyer shall be entitled to make a determination, in its sole discretion, that it shall or shall not purchase any or all of the Eligible Loans proposed to be sold to Buyer by Seller. On the Purchase Date for the Transaction which shall be on a date mutually agreed upon by Buyer and Seller following the approval of an Eligible Loan by Buyer, the Purchased Loan shall be transferred to Buyer or its designee against the transfer of the Purchase Price (which Purchase Price shall be funded in the Applicable Currency of the related Whole Loan or Senior Interest (or participation interest therein) and stated on the applicable Confirmation) to an account of Seller or as directed by Seller in writing (and subject to the last sentence of Section 17).”

(ii) Section 4(h) of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

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“(h) In the event Seller requests to enter into a Transaction with Buyer with respect to any Eligible Loan which includes Margin Excess (Future Funding) obligations approved by Buyer, or Seller requests a Margin Excess (Future Funding) with respect to any Purchased Loan, and the result of such Transaction with respect to such Eligible Loan or the funding of such Margin Excess (Future Funding) with respect to such Purchased Loan would be that, the sum of Column A plus Column B plus Column C calculated with respect to all Purchased Loans collectively (including for this purpose, such Eligible Loan) (with such calculation with respect to Foreign Purchased Loans to be based on the applicable amounts converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan) would exceed the Facility Amount, then Seller may notify Buyer in writing that Seller elects to reallocate downward, in its sole discretion, the amount referenced in Column C with respect to any Purchased Loan by an amount necessary for the sum of Column A plus Column B plus Column C calculated with respect to all Purchased Loans collectively (including for this purpose, such Eligible Loan) (with such calculation with respect to Foreign Purchased Loans to be based on the applicable amounts converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan) not to exceed, with respect to all Purchased Loans collectively (including for this purpose, such Eligible Loan), the Facility Amount. Notwithstanding the foregoing, Seller shall be permitted, at any time and from time to time, upon written notice to Buyer, to reallocate upward or downward the amount referenced in Column C with respect to any Purchased Loan so long as (a) the sum of Column A plus Column B plus Column C calculated with respect to all Purchased Loans collectively (with such calculation with respect to Foreign Purchased Loans to be based on the applicable amounts converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan) does not exceed the Facility Amount, and (b) any upward reallocation of the amount referenced in Column C for any Purchased Loan does not exceed the amount referenced in Column E with respect to such Purchased Loan. Upon making any such reallocations, Seller shall promptly deliver to Buyer (by e-mail) a Facility Asset Chart, which then-current Facility Asset Chart shall represent the definitive allocation of Buyer’s Margin Excess (Future Funding) obligations with respect to all Purchased Loans. Notwithstanding anything to the contrary set forth in this Agreement or any other Transaction Document, Buyer and Seller hereby acknowledge and agree that, as of any date of determination, (i) the amount referenced in Column C of the then-current version of the Facility Asset Chart with respect to any Purchased Loan shall be the maximum amount of Margin Excess (Future Funding) that Buyer would be obligated to transfer to Seller with respect to such Purchased Loan upon satisfaction of the Future Funding Conditions Precedent, in accordance with Sections 4(c) and (d) of this Agreement, and (ii) the sum of Column A plus Column B plus Column C calculated with respect to each Purchased Loan individually, as reflected in Column D, shall not exceed, with respect to all Purchased Loans collectively (with such calculation with respect to Foreign Purchased Loans to be based on the applicable amounts converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan), the Facility Amount.”

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(e) Miscellaneous:

(i) The following clause is hereby added to Section 30 of the Repurchase Agreement:

“(j) The Transactions with respect to the Purchased Loan referred to as 190 Bowery shall remain as Transactions for all purposes under the Agreement, but shall not be counted towards the Facility Amount for purposes of determining availability with respect to proposed Purchased Loans or for purpose of Section 3(a)(i) of this Agreement.”

(ii) Exhibit I of the Repurchase Agreement is hereby replaced in its entirety by Exhibit I attached hereto.

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

4. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

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5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

6. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

8. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

[No Further Text on this Page; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name:	Richard B. Schlenger
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Second Amendment to Second Amended and Restated Master Repurchase Agreement]

SELLER:

PARLEX 2 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 2A FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Second Amendment to Second Amended and Restated Master Repurchase Agreement]

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC.,

By:	/s/ Douglas N. Armer
Name:	Douglas N. Armer
Title:	Managing Director, Head of Capital Markets and Treasurer

[Signature Page to Second Amendment to Second Amended and Restated Master Repurchase Agreement]

EXHIBIT I

Form of Confirmation

(See attached.)

EXHIBIT I

CONFIRMATION STATEMENT

Ladies and Gentlemen:

Citibank, N.A., is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Citibank, N.A. shall purchase from you, [                    ], LLC (“Seller”), the Purchased Loans identified in the Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2017 (the “Agreement”), among Citibank, N.A. (“Buyer”) and Seller, [list Seller entities other than the “Seller” defined hereunder] and any Person that joins as a Seller (as such term is defined in the Agreement) under the Agreement from time to time, as follows below and on the attached Schedule 1. Capitalized terms used herein without definition have the meanings given in the Agreement.

Purchased Loan:	As identified on attached Schedule 1

Aggregate Principal Amount of Purchased Loan:	As identified on attached Schedule 1

Governing Agreements:	As identified on attached Schedule 1

Purchase Date:	, 20

Repurchase Date:	The earlier of (x) the Facility Expiration Date and (y) the maturity date of the Purchased Loan, not extended (i.e. [ , 20 ])

Purchase Price Percentage:	[ %]

Maximum Purchase Price Percentage:	[ %]

Pricing Rate:	[one/three] month [LIBOR/EURIBOR] plus [ %]

Margin Percentage:	[ %]

LTV (Purchase Price):	[ %]

Maximum LTV (Purchase Price):	[ %]

LTV (Aggregate Loan UPB):	[ %]

LTV (Loan UPB):	[ %]

Purchase Price:	[$/£/€ ]

Maximum Purchase Price as of Purchase Date:	[$/£/€ ]

Funding Fee:	[$/£/€ ]

Applicable Currency:	[U.S. Dollars/Pounds Sterling/Euros]

I-1

[Purchase Date Spot Rate (U.S. Dollars):	[ ]][1]

[Purchase Date Spot Rate (EUR):	[ ]][2]

[Purchase Date Spot Rate (GBP):	[ ]][3]1

Future Funding Conditions Precedent:	[ ]

[Additional Transaction Conditions Precedent:	As identified on attached Schedule 1][4]

[Other Applicable Business Day:	As identified on attached Schedule 1][5]

Type of Funding:	[Table Funding/Non-Table Funding]

[Wiring Instructions][6]	[ABA No:

Credit:

Acct. No:

Reference: ]

[1]	For Foreign Purchased Loans.
[2]	For Foreign Purchased Loans denominated in Euro.
[3]	For Foreign Purchased Loans denominated in Pounds Sterling.
[4]	As mutually agreed upon by Buyer and Seller.
[5]	For Foreign Purchased Loans, as necessary pursuant to clause (iii) of the definition of “Business Day”.
[6]	If different than the standard wiring instructions on Annex I to the Master Repurchase Agreement. In such instance, Confirmation requires signature of two officers of Seller.

I-2

Name and address for	Buyer:	Citibank, N.A.
communications:		388 Greenwich Street
New York, New York 10013
Attention: Richard Schlenger
Tel: (212) 816-7806
Email: Richard.Schlenger@Citi.com

	Seller:	[ ], LLC
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue
New York, NY 10154
Attention: Douglas Armer
Tel: (212) 583-5000
Email:
BXMTCitiRepo@blackstone.com

[Signature Page to Second Amendment to Second Amended and Restated Master Repurchase Agreement]

CITIBANK, N.A.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

[ ], LLC, a Delaware limited liability company

By:
Name:
Title:

[By:
Name:
Title:][7]

[7]	Second signature of Seller is only needed if Seller is directing Buyer to fund to an account other than Seller’s account specified in Annex I to the Master Repurchase Agreement.

[Signature Page to Second Amendment to Second Amended and Restated Master Repurchase Agreement]

Schedule 1 to Confirmation Statement

Purchased Loan:

Aggregate Principal Amount:

Governing Agreements:

[Additional Transaction Conditions Precedent:]

[Other Applicable Business Day:]

[Signature Page to Second Amendment to Second Amended and Restated Master Repurchase Agreement]